Exhibit 10.1

AGREEMENT

THIS AGREEMENT is entered into effective as of the 5th day of November, 2008, by and between CSC TRANSPORT, INC., a Delaware corporation with a place of business at 8000 Republic Airport Hangar 5, Farmingdale, New York 11768 (“Lessor”), and STERLING AVIATION LLC, a New York limited liability company with a place of business at 340 Crossways Park Drive, Woodbury, New York 11797 (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor is the operator of the helicopters more particularly described on Schedule A hereto, as amended from time to time (the “Helicopters”); and

WHEREAS, Lessor employs a fully-qualified and credentialed flight crew to operate each of the Helicopters; and

WHEREAS, Lessor has agreed to lease each of the Helicopters, with flight crew, to Lessee on a “time sharing” basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations upon the terms and subject to the conditions set forth in the Time Sharing Agreements entered into between Lessor and Lessee, each effective as of January 1, 2002 (the “Time Sharing Agreements”); and

WHERAS, Lessor and its affiliates intend to buy, sell and lease helicopters (including the Helicopters) from time to time, and desire for the time sharing arrangements set forth in the Time Sharing Agreements to cover all Helicopters set forth on Schedule A hereto, as such Schedule may be amended from time to time.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth herein, Lessor and Lessee hereby agree as follows:

1. The terms and conditions set forth in the Time Sharing Agreements shall apply to each of the Helicopters set forth on Schedule A hereto, as amended from time to time.

2. Lessor may, upon written notice to Lessee, amend Schedule A from time to time to add or delete Helicopters as appropriate.

(signature page follows)

IN WITNESS WHEREOF, Lessor and Lessee have executed this Agreement this 5 day of November, 2008, effective as of the date first above written.

LESSOR:

CSC TRANSPORT, INC.

By:	/s/ Joseph J. Lhota
	Name	Joseph J. Lhota
	Title:	EVP, Corporate Administration

LESSEE:

STERLING AVIATION LLC

By:	/s/ Charles F. Dolan
	Name	Charles F. Dolan
	Title:	Member